SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 2, 2001
(Date of earliest event report):  December 18, 2000


                 ADVANTAGE MARKETING SYSTEMS, INC.
      (Exact Name of Registrant as Specified in its Charter)


     OKLAHOMA                001-13343               73-1323256
  (State or Other        (Commission File           (IRS Employer
  Jurisdiction of             Number)              Identification
 Incorporation or                                      Number)
   Organization)

 2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK       73112
     (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (405)842-0131

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ITEM 5. Other Events

On December 18, 2000, Advantage Marketing Systems, Inc. ("AMS") announced termination of negotiations for the purchase of Universal Nutrition Corporation ("UNC") and three affiliate companies. AMS stated the two companies were unable to reach a mutually agreeable definitive agreement for the acquisition of UNC.

ITEM 7. Financial Statements and Exhibits

   (c) Exhibits

99.1      Press Release dated December 18, 2000

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                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              ADVANTAGE MARKETING SYSTEMS, INC.

                                   DENNIS LONEY
                              By:  Dennis Loney
                                   Chief Operating Officer

Date:  January 2, 2001

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                        EXHIBIT INDEX

Exhibit
No.        Description              Method of Filing
-------    -----------              ----------------
99.1       Press Release dated      Filed herewith electronically
           December 18, 2000
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